SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 1, 2008
                                                         ----------------


                          COLUMBUS MCKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


            0-27618                                16-0547600
            -------                                ----------
    (Commission File Number)           (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197
-------------------------------------------------                  ----------

    (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS.

     On February 1, 2008, the registrant issued a press release announcing that it will outline its strategy to continue to grow the business and announce its long-term goals at an investor seminar it is hosting today. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

99.1                                Press Release dated February 1, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             COLUMBUS McKINNON CORPORATION


                                             By:    /S/ KAREN L. HOWARD
                                                    ----------------------------
                                             Name:  Karen L. Howard
                                             Title: Vice President and Chief
                                                    Financial Officer (Principal
                                                    Financial Officer)

Dated:  FEBRUARY 1, 2008
        ----------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

     99.1                           Press Release dated February 1, 2008